Cambria ETF Trust

Cambria Sovereign High Yield Bond ETF (SOVB)

IMPORTANT NOTICE REGARDING CHANGE IN INVESTMENT POLICY

Supplement dated January 20, 2017
to the Summary Prospectus, Statutory Prospectus (collectively, the “Prospectuses”) and Statement of
Additional Information (“SAI”) dated September 1, 2016, as each may be amended or supplemented

The following information supplements and should be read in conjunction with the Prospectuses and SAI.

At a meeting held on December 13, 2016, the Board of Trustees of the Cambria ETF Trust (the “Trust”) approved changes to the name, principal investment strategy and non-fundamental investment policy of the Cambria Sovereign High Yield Bond ETF (the “Fund”). These changes, which are discussed in more detail below, will become effective on March 21, 2017, or such later date as deemed appropriate by Trust officers (the “Effective Date”).

On the Effective Date, the name of the Fund will be changed to the “Cambria Sovereign Bond ETF” and the current description of the Fund’s investment strategy under the heading “Principal Investment Strategies,” which includes the Fund’s non-fundamental policy to invest 80% of the Fund’s net assets (plus borrowings for investment purposes) in “high yield” bonds, will be replaced in its entirety by the following:

Under normal market conditions, at least 80% of the value of the Fund’s net assets (plus borrowings for investment purposes) will be invested in sovereign and quasi-sovereign bonds. For the purposes of this policy, sovereign and quasi-sovereign bonds include such securities and instruments that provide exposure to such securities, including exchange-traded products (“ETPs”), exchange-traded funds (“ETFs”) and exchange-traded notes (“ETNs”) that invest in or have exposure to such bonds. The Fund will invest in emerging and developed countries, including countries located in the G-20 and other countries. Potential countries include, but are not limited to, Argentina, Australia, Brazil, Canada, Chile, China, Colombia, members of the European Union, Hong Kong, India, Israel, Indonesia, Japan, Malaysia, Mexico, New Zealand, Norway, Peru, the Philippines, Russia, Saudi Arabia, Singapore, South Africa, South Korea, Sweden, Switzerland, Taiwan, Thailand, Turkey, the United Kingdom and the United States.

Sovereign bonds include debt securities issued by a national government, instrument or political sub-division. Quasi-sovereign bonds include debt securities issued by a supra-national government or a state-owned enterprise or agency. The sovereign and quasi-sovereign bonds that the Fund invests in may be denominated in local and foreign currencies. The Fund may invest in securities of any duration or maturity.

The Fund may invest up to 20% of its net assets in ETPs, including ETFs and ETNs, that invest in or provide exposure to sovereign and quasi-sovereign bonds, money market instruments or other high quality debt securities, cash or cash equivalents.

Cambria Investment Management, L.P., the Fund’s investment adviser (“Cambria”), utilizes a quantitative model to select sovereign and quasi-sovereign bond exposures for the Fund. The model reviews various characteristics of potential investments, with yield as the largest determinant. Accordingly, the Fund may invest in bonds rated below investment grade by Moody’s Investors Service, Standard & Poor’s or Fitch Ratings, or unrated bonds that are determined by Cambria to be of such credit quality. By considering together the various characteristics of potential investments, the model identifies potential allocations for the Fund, as well as opportune times to make such allocations. Screens exclude foreign issuers whose securities are highly restricted or illegal for U.S. persons to own, including due to the imposition of sanctions by the U.S. Government.

Cambria has discretion on a daily basis to actively manage the Fund’s portfolio in accordance with the Fund’s investment objective. The Fund may sell a security when Cambria believes that the security is overvalued or better investment opportunities are available, to invest in cash and cash equivalents, or to meet redemptions. Cambria expects to rebalance to target allocations at least quarterly. As a result, the Fund may experience high portfolio turnover.

The Fund is non-diversified.

The changes to the Fund’s name and principal investment strategy will have no impact on the Fund’s investment objective, the method or methods used to select the Fund’s portfolio investments, and are not expected to affect the Fund’s fees and expenses.

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PLEASE RETAIN THIS SUPPLEMENT FOR FUTURE REFERENCE

CIM-SK-010-0100